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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                          reported): December 15, 2000


                              LACLEDE STEEL COMPANY
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                              0-3855                    43-0368310
---------------                    ------------           ----------------------
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)           Identification Number)
Incorporation)


440 North Fourth Street, 3rd Floor
St. Louis, Missouri                                              63102
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(Address of Principal Executive Offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                                  314-425-1400
                                  ------------



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ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 18, 2000, the Registrant's subsidiary, Laclede Mid America Inc., sold substantially all of its assets to Leggett & Platt, Incorporated for $24.5 million. The purchase price is subject to adjustment in certain circumstances. The Asset Purchase Agreement, dated December 5, 2000, by and between Leggett & Platt, Incorporated, as buyer, and Laclede Mid America Inc. and Registrant, as seller, filed as Exhibit 2(a) hereto is incorporated herein by reference. The Registrant's press release dated December 18, 2000 filed as Exhibit 20 hereto is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  On December 15, 2000, the United States Bankruptcy Court, Eastern District of Missouri Eastern Division, confirmed the Registrant's Restated Second Amended Joint Plan of Reorganization (the "Plan"). In order for the Plan to become effective, Registrant must complete negotiations for and enter into a new secured loan facility.

                  Under terms of the Plan, all of the Registrant's currently outstanding preferred stock, no par value (416,667 shares outstanding) and common stock, $0.01 par value (4,056,140 shares outstanding) will be canceled on the effective date of the Plan ("Effective Date") and no payments will be made on claims arising from or related to such equity interests.

                  After the Effective Date, the Registrant will be authorized by its amended and restated certificate of incorporation to issue 8,000,000 shares of common stock, $0.01 par value per share ("New Common Stock"). Under the Plan, 4,400,000 shares of New Common Stock will be issued and outstanding immediately following the Effective Date and 600,000 options for new Common Stock will be issued to non-management employees one year after the Effective Date. As of the Effective Date, the New Common Stock will be allocated approximately as follows:
Pension Benefit Guaranty Corporation (43.57%); unsecured creditors of Registrant (34.73%): unsecured creditors of Laclede Chain Manufacturing Company (1.14%); employee stock ownership plan (14.22%); and management stock (6.35%). As of the Effective Date, the Registrant shall operate under a nine member Board of Directors including two directors designated by the United Steelworkers of America. For information as to the assets and liabilities of Registrant as of a recent date, see the Registrant's annual report on Form 10-K filed with the Commission on December 15, 2000.

The Plan filed as Exhibit 2(b) hereto is incorporated herein by reference. The Registrant's press release dated December 18, 2000 filed as Exhibit 20 hereto is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           Exhibit No.
                                   (Referenced to Item 601(b) of Regulation S-K)

                                       ii


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                           Exhibit 2(a) - Asset Purchase Agreement, dated
December 5, 2000, by and between Leggett & Platt, Incorporated and Laclede Mid America Inc. and Registrant

                           Exhibit 2(b) - Registrant's Restated Second Amended
Joint Plan of Reorganization, dated December 15, 2000

                           Exhibit 20 - Press release of the Registrant dated
December 19, 2000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LACLEDE STEEL COMPANY
                                 (Registrant)

Date:  December 22, 2000         By: /s/ Michael H. Lane
                                     -------------------------------------------
                                     Michael H. Lane
                                     Executive Vice President and Chief
                                     Financial Officer


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